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                                   Exhibit 32.2

                                Pyramid Oil Company

                   Certification of the Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350
                       As Adopted Pursuant to Section 906
                        Of The Sarbanes-Oxley Act of 2002


Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Financial Officer of Pyramid Oil Company (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2010 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




     Date: August 13, 2010

                                                LEE G. CHRISTIANSON
                                                -------------------
                                                Lee G. Christianson
                                              Chief Financial Officer